December 20, 2007

Supplement to the

CNL Global Real Estate Fund

Institutional Class Shares Prospectus and

Class A and C Shares Prospectus

Each dated October 19, 2007

Investors are advised of the following changes:

The third paragraph on page 1 of the Institutional Class Shares Prospectus and Class A and C Shares Prospectus under the heading “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund may invest in securities of small-, mid- and large- sized real estate or real estate-related companies. The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. The Fund will limit the maximum holding of the issued capital of any individual company to no more than 10% of the Fund’s assets.

The second bullet point on page 4 of the Institutional Class Shares Prospectus under the heading “Eligible Investors for Institutional Class Shares” is hereby deleted in its entirety and replaced with the following:

•	a registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee;

•	a current or former director or trustee of The CNL Funds;

•

an associate/employee, the associate’s/employee’s spouse or life partner and children or stepchildren age 21 or younger of: a) CNL Financial Group and its affiliates; or b) a sub-advisor to any fund in the family of The CNL Funds; or c) a broker-dealer authorized to sell shares in the fund family of The CNL Funds;

These changes are not intended to alter the way in which the Fund is being managed. Please refer to the Prospectuses for the main text of the supplemented sections.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Job #48863

© 2007 The CNL Funds™

The CNL Funds are distributed by

Foreside Fund Services, LLC, Member FINRA/SIPC